77B Report of Independent Registered Public Accounting Firm


To the Trustees and Shareholders of Columbia Funds Master Investment Trust, LLC

In planning and performing our audit of the financial statements of Columbia Marsico Growth Master Portfolio and Columbia International Value Master Portfolio (the "Funds") as of February 29, 2008 and for the period
April 1, 2007 through February 29, 2008, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund;
(2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of February 29, 2008.



This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2008


Exhibit 77Q1(e)
SUB-ADVISORY AGREEMENT
COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC


      THIS AGREEMENT is made as of December 14, 2007, by and among COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (the "Adviser"), MARSICO CAPITAL
MANAGEMENT, LLC, a Delaware limited liability company (the
"Sub-Adviser"), and COLUMBIA FUNDS MASTER INVESTMENT TRUST,
LLC, a Delaware limited liability company (the "Trust"), on behalf of those series of the Trust now or hereafter identified on Schedule I (each, a "Master Portfolio" and collectively, the "Master Portfolios").

      WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment
Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

      WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

      WHEREAS, the Adviser and the Trust have entered into an investment advisory agreement (the "Investment Advisory
Agreement"), pursuant to which the Adviser manages the investment operations of each Master Portfolio and may delegate certain duties of the Adviser to one or more investment sub-adviser(s);

      WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (defined herein) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of the Master Portfolios; and

      WHEREAS, this Agreement supersedes a prior investment sub-advisory agreement among the parties, dated September 30, 2005, that has been terminated as a result of its assignment in connection with a change of control of the Sub-Adviser;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

      1.	Appointment of Sub-Adviser.  The Adviser hereby
appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of each Master Portfolio subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

      2.	Services of Sub-Adviser.  The Sub-Adviser shall
perform all services necessary for the management of the portfolio investments of each Master Portfolio, including but not limited to:

(a)	Managing the investment and reinvestment of all assets, now
or hereafter acquired by each Master Portfolio, including
determining what securities and other investments are to be purchased or sold for each Master Portfolio and executing transactions accordingly;
(b)	Transmitting trades to each Master Portfolio's custodian for settlement in accordance with each Master Portfolio's procedures and as may be directed by the Trust;

(c)	Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

(d)	Making recommendations, or making determinations under
authority delegated by the Adviser or the Trust, as to the manner in which voting rights, rights to consent to Master Portfolio action and any other rights pertaining to each Master Portfolio's portfolio securities shall be exercised; provided, however, that the Sub-Adviser shall be given reasonable prior notice should the Adviser or the Trust determine to direct the Sub-Adviser in its exercise of such rights;

(e)	Making recommendations to the Adviser and the Board with
respect to Master Portfolio investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board or by the Adviser under authority delegated by the Board to the Adviser;

(f)	Supplying reports, evaluations, analyses, statistical data
and information within its possession or control to the Adviser, the Board or to the Master Portfolios' officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g)	Maintaining all required books and records with respect to
the investment decisions and securities transactions for each Master
Portfolio;

(h)	Furnishing any and all other services, subject to review by
the Board, that the Adviser from time to time reasonably determines to be necessary to perform its obligations under the Investment Advisory Agreement or as the Board may reasonably request from time-to-time.

      3.	Responsibilities of Sub-Adviser.  In carrying out its
obligations under this Agreement, the Sub-Adviser agrees that it will:

(a)	Comply with all applicable law, including but not limited to the
1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder and the conditions of any order affecting the Trust or a Master Portfolio issued thereunder;

(b)	Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c)	The Sub-Adviser acknowledges that the Master Portfolios may
engage in transactions with certain investment sub-advisers in the Columbia Funds Family (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other investment sub-adviser of a Columbia
Fund in the Columbia Funds Family concerning transactions for a Master Portfolio in securities or other investments, other than for purposes of complying with the conditions of Rule 12d3-1(a) and (b). With respect to a Master Portfolio with one or more investment sub-advisers in addition to the Sub-Adviser, the Sub-Adviser shall be limited to providing investment advice only with respect to the portion of the Master Portfolio's assets as the Adviser may determine from time to time, and shall not consult with any other investment sub-adviser to the Master Portfolio that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions for the Master Portfolio in securities or other investments.

(d)	Not make loans to any person for the purpose of purchasing or carrying Master Portfolio interests;

(e)	Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Master Portfolios either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Master Portfolio the best overall terms available.
In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Sub-Adviser; and

(f)	Adhere to the investment objective, strategies, policies and procedures of the Trust adopted on behalf of each Master Portfolio.

      4.	Confidentiality of Information.  Each party agrees that
it will treat confidentially all information provided by another party regarding such other party's business and operations, including without limitation the investment activities or holdings of a Master Portfolio. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

      5.	Services Not Exclusive. The services furnished by the
Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby.
To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Master Portfolio or the size of the position obtainable for or disposed of by a Master Portfolio.

      6.	Delivery of Documents.  The Trust will provide the
Sub-Adviser with copies, properly certified or authenticated, of each of the following:

(a)	the Trust's Certificate of Formation, as filed with the Secretary of State of Delaware, and Limited Liability Company Agreement (such Limited Liability Company Agreement, as presently in effect and as from time-to-time amended, is herein called the "LLC Agreement");

(b)	the Trust's Bylaws, if any;

(c)	the most recent prospectus(es) and statement(s) of additional information relating to each Master Portfolio (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(d)	any and all applicable policies and procedures approved by
the Board.

      The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

      7.	Books and Records.  In compliance with the requirements
of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Master Portfolio under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      8.	Expenses of the Master Portfolios.  Except to the extent
expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Master Portfolios. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Master Portfolio service providers' fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

      9.	Compensation.  Except as otherwise provided herein, for
the services provided to each Master Portfolio and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Master Portfolio with respect to compensation under this Agreement.

      10.	Liability of Sub-Adviser.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, directors, employees or agents, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, directors, employees or agents of any of their obligations and duties under this Agreement or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, directors, employees or agents.

      11.	Term and Approval.  This Agreement will become effective as
of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Master Portfolio as of the date set forth on Schedule I when each such Master Portfolio is added thereto. The Agreement shall continue in effect for a Master Portfolio after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Master Portfolio at least annually:

(a)(i)	by the Board or (ii) by the vote of "a majority of the outstanding voting securities" of the Master Portfolio (as defined in Section 2(a)(42) of the 1940 Act); and

(b)	by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      12.	Termination.  This Agreement may be terminated without
payment of any penalty at any time by:

(a)	the Trust with respect to a Master Portfolio, by vote of the Board or by vote of a majority of a Master Portfolio's outstanding voting securities, upon sixty (60) days' written notice to the other parties to this Agreement; or

(b)	the Adviser or the Sub-Adviser with respect to a Master Portfolio, upon sixty (60) days' written notice to the other parties to this Agreement.

      Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

      13.	Code of Ethics.  The Sub-Adviser represents that it has
adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

      14.	Insurance.  The Sub-Adviser shall maintain for the term of
this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

      15.	Representations and Warranties.  Each party to this
Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Sub-Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

      16.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      17.	Notices.  Any notices under this Agreement shall be in
writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One
Financial Center, Boston, Massachusetts, 02111, Attention: Secretary, that of the Adviser shall be One Financial Center, Boston, Massachusetts, 02111, Attention: President, and that of the Sub-Adviser shall be 1200 17th Street, Suite 1600, Denver, Colorado 80202, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the Sub-Adviser's business activities; (iii) any event that would constitute a change in control of the Sub-Adviser; (iv) any change in the portfolio manager of a Master Portfolio; (v) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to any Master Portfolio; and (vi) any material violation of the Sub-Adviser's code of ethics.

      18.	Release.  The names "Columbia Funds Master Investment
Trust, LLC" and "Trustees of Columbia Funds Master Investment Trust, LLC" refer respectively to the Trust created by the LLC Agreement and the Trustees as Trustees but not individually or personally.
All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Master Portfolio of the Trust must look solely to the property belonging to such Master Portfolio for the enforcement of any claims against the Trust.

      19.	Miscellaneous.  This Agreement contains the entire
understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      20.	Governing Law.  This Agreement shall be governed by,
and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

      21.	Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original.

      22.	Use of the Name "Marsico".  Sub-Adviser hereby consents
to and grants a non-exclusive license for the use by the Trust to the phrase "Marsico Capital", the identifying word "Marsico" in the name of the Master Portfolios and any logo or symbol authorized by the Sub-Adviser. Such consent is conditioned upon the Trust's employment of Sub-Adviser or its affiliates as sub-investment adviser to the Master Portfolios. Sub-Adviser may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" or logos or symbols used by Sub-Adviser in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Sub-Adviser may require the Trust to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Master Portfolios or any logo or symbol authorized by Sub-Adviser if the Trust ceases to employ Sub-Adviser or an affiliate thereof as sub-investment adviser.

      23.	Use of the Name "Columbia Funds".  The Sub-Adviser
agrees that it will not use the name "Columbia Funds", any derivative thereof, or the name of the Adviser, the Trust or any Master Portfolio except in accordance with such policies and procedures as may be mutually agreed to in writing. The parties hereto agree that the Sub-Adviser shall be permitted to include in its promotional or marketing literature statements to the effect that it manages the portfolio investments of any Columbia Fund(s) with respect to which it serves as investment sub-adviser.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

	COLUMBIA FUNDS MASTER INVESTMENT TRUST,
LLC
on behalf of the Master Portfolio

	By:   /s/ J. Kevin Connaughton
			J. Kevin Connaughton
			Senior Vice President, Treasurer and Chief
		Financial Officer



	COLUMBIA MANAGEMENT ADVISORS, LLC

	By:    /s/ Christopher L. Wilson
			Christopher L. Wilson
			Managing Director



	MARSICO CAPITAL MANAGEMENT, LLC

	By:    /s/ Christopher J. Marsico
			Christopher J. Marsico
      			President




SCHEDULE I

The following fee schedule shall be applicable to the Master
Portfolio from December 14, 2007 to December 31, 2007:

	The Adviser shall pay the Sub-Adviser as, full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for the Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Master Portfolio:


Master Portfolio                 Rate of      Effective Date
                               Compensation
Columbia Marsico Growth Master   0.45%        December 14, 2007
Portfolio


The following fee schedule shall be applicable to the Master
Portfolio beginning January 1, 2008:

	The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for Columbia Marsico Growth Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof sub-advised by the Sub-Adviser ("U.S. Funds"):

0.45% on aggregate assets of the U.S. Funds up to $18 billion
0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion 0.35% on aggregate assets of the U.S. Funds above $21 billion

	* For purposes of this fee calculation, the assets sub-advised by the Sub-Adviser in the following Columbia Funds will be aggregated:

(i) Columbia Marsico Growth Master Portfolio;

(ii) Columbia Marsico Focused Equities Master Portfolio; (iii)
Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and
(vii) any future Columbia U.S. equity fund sub-advised by the Sub-Adviser which the Adviser and the Sub-Adviser mutually agree in writing.


Current as of the 14th day of December, 2007.



	COLUMBIA FUNDS MASTER INVESTMENT TRUST,
LLC
on behalf of the Master Portfolio

	By:   /s/ J. Kevin Connaughton
			J. Kevin Connaughton
			Senior Vice President, Treasurer and Chief
		Financial Officer



	COLUMBIA MANAGEMENT ADVISORS, LLC

	By:    /s/ Christopher L. Wilson
			Christopher L. Wilson
			Managing Director



	MARSICO CAPITAL MANAGEMENT, LLC

	By:    /s/ Christopher J. Marsico
			Christopher J. Marsico
      			President





Exhibit 77Q1(e)
SUB-ADVISORY AGREEMENT
COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC


      THIS AGREEMENT is made as of December 14, 2007, by and among COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (the "Adviser"), MARSICO CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the "Sub-Adviser"), and COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC, a Delaware limited liability company (the "Trust"), on behalf of those series of the Trust now or hereafter identified on Schedule I (each, a "Master Portfolio" and collectively, the "Master Portfolios").

      WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

      WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

      WHEREAS, the Adviser and the Trust have entered into an investment advisory agreement (the "Investment Advisory
Agreement"), pursuant to which the Adviser manages the investment operations of each Master Portfolio and may delegate certain duties of the Adviser to one or more investment sub-adviser(s);

      WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (defined herein) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of the Master Portfolios; and

      WHEREAS, this Agreement supersedes a prior investment sub-advisory agreement among the parties, dated September 30, 2005, that has been terminated as a result of its assignment in connection with a change of control of the Sub-Adviser;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

      1.	Appointment of Sub-Adviser.  The Adviser hereby
appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of each Master Portfolio subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

      2.	Services of Sub-Adviser.  The Sub-Adviser shall perform
all services necessary for the management of the portfolio investments of each Master Portfolio, including but not limited to:

(a)	Managing the investment and reinvestment of all assets, now or hereafter acquired by each Master Portfolio, including determining what securities and other investments are to be purchased or sold for each Master Portfolio and executing transactions accordingly;

(b)	Transmitting trades to each Master Portfolio's custodian for settlement in accordance with each Master Portfolio's procedures and as may be directed by the Trust;

(c)	Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

(d)	Making recommendations, or making determinations under authority delegated by the Adviser or the Trust, as to the manner in which voting rights, rights to consent to Master Portfolio action and any other rights pertaining to each Master Portfolio's portfolio securities shall be exercised; provided, however, that the Sub-Adviser shall be given reasonable prior notice should the Adviser or the Trust determine to direct the Sub-Adviser in its exercise of such rights;

(e)	Making recommendations to the Adviser and the Board with
respect to Master Portfolio investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board or by the Adviser under authority delegated by the Board to the Adviser;

(f)	Supplying reports, evaluations, analyses, statistical data and information within its possession or control to the Adviser, the Board or to the Master Portfolios' officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g)	Maintaining all required books and records with respect to the investment decisions and securities transactions for each Master Portfolio;
(h)	Furnishing any and all other services, subject to review by the
Board, that the Adviser from time to time reasonably determines to be necessary to perform its obligations under the Investment Advisory Agreement or as the Board may reasonably request from time-to-time.

      3.	Responsibilities of Sub-Adviser.  In carrying out its
obligations under this Agreement, the Sub-Adviser agrees that it will:

(a)	Comply with all applicable law, including but not limited to the
1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder and the conditions of any order affecting the Trust or a Master Portfolio issued thereunder;

(b)	Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c)	The Sub-Adviser acknowledges that the Master Portfolios may
engage in transactions with certain investment sub-advisers in the Columbia Funds Family (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other investment sub-adviser of a Columbia
Fund in the Columbia Funds Family concerning transactions for a Master Portfolio in securities or other investments, other than for purposes of complying with the conditions of Rule 12d3-1(a) and (b). With respect to a Master Portfolio with one or more investment sub-advisers in addition to the Sub-Adviser, the Sub-Adviser shall be limited to providing investment advice only with respect to the portion of the Master Portfolio's assets as the Adviser may determine from time to time, and shall not consult with any other investment sub-adviser to the Master Portfolio that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions for the Master Portfolio in securities or other investments.

(d)	Not make loans to any person for the purpose of purchasing or carrying Master Portfolio interests;

(e)	Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Master Portfolios either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Master Portfolio the best overall terms available.
In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Sub-Adviser; and

(f)	Adhere to the investment objective, strategies, policies and procedures of the Trust adopted on behalf of each Master Portfolio.

      4.	Confidentiality of Information.  Each party agrees that
it will treat confidentially all information provided by another party regarding such other party's business and operations, including without limitation the investment activities or holdings of a Master Portfolio. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

      5.	Services Not Exclusive. The services furnished by the
Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Master Portfolio or the size of the position obtainable for or disposed of by a Master Portfolio.

      6.	Delivery of Documents.  The Trust will provide the
Sub-Adviser with copies, properly certified or authenticated, of each of the following:

(a)	the Trust's Certificate of Formation, as filed with the
Secretary of State of Delaware, and Limited Liability Company Agreement (such Limited Liability Company Agreement, as presently in effect and as from time-to-time amended, is herein called the "LLC Agreement");

(b)	the Trust's Bylaws, if any;

(c)	the most recent prospectus(es) and statement(s) of additional information relating to each Master Portfolio (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(d)	any and all applicable policies and procedures approved by
the Board.

      The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

      7.	Books and Records.  In compliance with the requirements
of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Master Portfolio under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      8.	Expenses of the Master Portfolios.  Except to the
extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Master Portfolios. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Master Portfolio service providers' fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings and the cost of preparing and distributing reports and notices to shareholders.
The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

      9.	Compensation.  Except as otherwise provided herein, for
the services provided to each Master Portfolio and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Master Portfolio with respect to compensation under this Agreement.

      10.	Liability of Sub-Adviser.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, directors, employees or agents, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, directors, employees or agents of any of their obligations and duties under this Agreement or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, directors, employees or agents.

      11.	Term and Approval.  This Agreement will become effective
as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Master Portfolio as of the date set forth on Schedule I when each such Master Portfolio is added thereto. The Agreement shall continue in effect for a Master Portfolio after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Master
Portfolio at least annually:  (a)(i)	by the Board or (ii) by the vote
of "a majority of the outstanding voting securities" of the Master Portfolio (as defined in Section 2(a)(42) of the 1940 Act); and

(b)	by the affirmative vote of a majority of the Trustees of the
Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      12.	Termination.  This Agreement may be terminated
without payment of any penalty at any time by:

(a)	the Trust with respect to a Master Portfolio, by vote of the
Board or by vote of a majority of a Master Portfolio's outstanding voting securities, upon sixty (60) days' written notice to the other parties to this Agreement; or

(b)	the Adviser or the Sub-Adviser with respect to a Master
Portfolio, upon sixty (60) days' written notice to the other parties to this Agreement.

      Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

      13.	Code of Ethics.  The Sub-Adviser represents that it
has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

      14.	Insurance.  The Sub-Adviser shall maintain for the
term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

      15.	Representations and Warranties.  Each party to this
Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Sub-Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

      16.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      17.	Notices.  Any notices under this Agreement shall be in
writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Financial Center, Boston, Massachusetts, 02111, Attention: Secretary, that of the Adviser shall be One Financial Center, Boston, Massachusetts, 02111, Attention: President, and that of the Sub-Adviser shall be 1200
17th Street, Suite 1600, Denver, Colorado 80202, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Sub-Adviser from serving as an investment adviser pursuant to
Section 9 of the 1940 Act; (ii) any material change in the Sub-Adviser's business activities; (iii) any event that would constitute a change in control of the Sub-Adviser; (iv) any change in the portfolio manager of a Master Portfolio; (v) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to any Master Portfolio; and (vi) any material violation of the Sub-Adviser's code of ethics.

      18.	Release.  The names "Columbia Funds Master Investment Trust,
LLC" and "Trustees of Columbia Funds Master Investment Trust, LLC" refer respectively to the Trust created by the LLC Agreement and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Master Portfolio of the Trust must look solely to the property belonging to such Master Portfolio for the enforcement of any claims against the Trust.

      19.	Miscellaneous.  This Agreement contains the entire
understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      20.	Governing Law.  This Agreement shall be governed by, and
construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

      21.	Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original.

      22.	Use of the Name "Marsico".  Sub-Adviser hereby consents
to and grants a non-exclusive license for the use by the Trust to the phrase "Marsico Capital", the identifying word "Marsico" in the name of the Master Portfolios and any logo or symbol authorized by the Sub-Adviser. Such consent is conditioned upon the Trust's employment of Sub-Adviser or its affiliates as sub-investment adviser to the Master Portfolios. Sub-Adviser may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" or logos or symbols used by Sub-Adviser in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Sub-Adviser may require the Trust to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Master Portfolios or any logo or symbol authorized by Sub-Adviser if the Trust ceases to employ Sub-Adviser or an affiliate thereof as sub-investment adviser.

      23.	Use of the Name "Columbia Funds".  The Sub-Adviser
agrees that it will not use the name "Columbia Funds", any derivative thereof, or the name of the Adviser, the Trust or any Master Portfolio except in accordance with such policies and procedures as may be mutually agreed to in writing. The parties hereto agree that the Sub-Adviser shall be permitted to include in its promotional or marketing literature statements to the effect that it manages the portfolio investments of any Columbia Fund(s) with respect to which it serves as investment sub-adviser.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

	COLUMBIA FUNDS MASTER INVESTMENT TRUST,
LLC
on behalf of the Master Portfolio

	By:   /s/ J. Kevin Connaughton
			J. Kevin Connaughton
			Senior Vice President, Treasurer and Chief
		Financial Officer



	COLUMBIA MANAGEMENT ADVISORS, LLC

	By:    /s/ Christopher L. Wilson
			Christopher L. Wilson
			Managing Director



	MARSICO CAPITAL MANAGEMENT, LLC

	By:    /s/ Christopher J. Marsico
			Christopher J. Marsico
      			President




SCHEDULE I

The following fee schedule shall be applicable to the Master Portfolio from December 14, 2007 to December 31, 2007:

	The Adviser shall pay the Sub-Adviser as, full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for the Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Master Portfolio:


Master Portfolio         Rate of
                         compensation    Effective Date

Columbia Marsico Focused    0.45%        December 14, 2007
Equities Master Portfolio



The following fee schedule shall be applicable to the Master
Portfolio beginning January 1, 2008:

	The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for Columbia Marsico Focused
Equities Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof sub-advised by the Sub-Adviser ("U.S. Funds")*:

0.45% on aggregate assets of the U.S. Funds up to $18 billion
0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion
0.35% on aggregate assets of the U.S. Funds above $21 billion

	 For purposes of this fee calculation, the assets sub-advised by the Sub-Adviser in the following Columbia Funds will be aggregated: (i) Columbia Marsico Focused Equities Master Portfolio; (ii) Columbia Marsico Growth Master Portfolio;
(iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by the Sub-Adviser which the Adviser and the Sub-Adviser mutually agree in writing.


Current as of the 14th day of December, 2007.



	COLUMBIA FUNDS MASTER INVESTMENT TRUST,
LLC
on behalf of the Master Portfolio

	By:   /s/ J. Kevin Connaughton
			J. Kevin Connaughton
			Senior Vice President, Treasurer and Chief
		Financial Officer



	COLUMBIA MANAGEMENT ADVISORS, LLC

	By:    /s/ Christopher L. Wilson
			Christopher L. Wilson
			Managing Director



	MARSICO CAPITAL MANAGEMENT, LLC

	By:    /s/ Christopher J. Marsico
			Christopher J. Marsico
      			President